THE GABELLI VALUE FUND INC.

                              FIRST QUARTER REPORT
                                 MARCH 31, 2002


                                [GRAPHIC OMITTED]
                           GRAPHIC OF 5 STARS OMITTED


      MORNINGSTAR RATED[TM] GABELLI VALUE FUND 5 STARS OVERALL AND FOR THE
      FIVE AND TEN-YEAR PERIOD ENDED 03/31/02 AMONG 3,293 AND 926 DOMESTIC
         EQUITY FUNDS, RESPECTIVELY. THE FUND WAS RATED 4 STARS FOR THE
       THREE-YEAR PERIOD ENDED 03/31/02 AMONG 5,040 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      The overall economic and stock market unfolded along the lines we anticipated in our year-end report and in our interview with Barron's which we shared with you.

      We articulated that a combination of dynamics would converge to cause economic activity, particularly in the first quarter, to be above the long-term Gross Domestic Product ("GDP") growth of 3% to 4% that we had anticipated for the balance of this decade.

      In addition, we were and are in a camp of those that indicated that earnings would surge upwards in 2002 driven by the higher volume, lower energy, better inter-relationships between price/cost/productivity gains, the absence of "the Kitchen Sink," and Financial Accounting Standards Board ("FASB") 142.

      On the other side, we argued that we needed the rising earnings to provide the underpinnings for a market that could readily be weighed down by concerns from "Enronitis", analyst conflicts, Mid-East issues, the continuing war effort and high equity valuations. The overall market would make little progress rising some 5% or declining some 10% on the year -- this was our scenario.

SO WHAT HAPPENED?

      Solid evidence that the economy had emerged from recession spawned a stock market rally in late February/early March. However, the market stalled in late March as investors waited to see if the brightening economic outlook would translate into good first quarter earnings. At quarter-end, the leading market indices were virtually unchanged, with the Dow Jones Industrial Average and the Standard & Poor's ("S&P") 500 Index posting modest gains. Large cap stocks continued to be battered as momentum investors abandoned this style of speculation for investments in value-type stocks, particularly among lesser known (and owned) small cap companies. Buoyed by good performance from industrial goods, specialty chemicals and advertising-supported media shares, our Fund enjoyed a roughly 3% appreciation.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. (C)2002 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 3/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating[TM] metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

INVESTMENT RESULTS (CLASS A SHARES) (a)
--------------------------------------------------------------------------------

                                                                    Quarter
                                                  -------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                  -------     -------     -------     -------       -------
   2002:  Net Asset Value ...................     $16.97         --          --          --            --
          Total Return ......................       3.3%         --          --          --            --
--------------------------------------------------------------------------------------------------------------
   2001:  Net Asset Value ...................     $16.24      $17.63      $15.06      $16.43        $16.43
          Total Return ......................      (0.7)%       8.6%      (14.6)%      12.9%          5.4%
--------------------------------------------------------------------------------------------------------------
   2000:  Net Asset Value ...................     $18.70      $18.89      $18.44      $16.13        $16.13
          Total Return ......................      (3.9)%       1.0%       (2.4)%      (2.8)%        (7.9)%
--------------------------------------------------------------------------------------------------------------
   1999:  Net Asset Value ...................     $17.29      $19.58      $18.93      $19.45        $19.45
          Total Return ......................       7.5%       13.2%       (3.3)%      12.1%         31.9%
--------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value ...................     $16.43      $16.94      $14.71      $16.08        $16.08
          Total Return ......................      14.9%        3.1%      (13.2)%      19.8%         23.2%
--------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value ...................     $11.63      $14.11      $15.73      $14.30        $14.30
          Total Return ......................       1.0%       21.3%       11.5%        8.6%         48.2%
--------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value ...................     $12.88      $13.08      $12.63      $11.52        $11.52
          Total Return ......................      10.9%        1.6%       (3.4)%       0.0%          8.7%
--------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value ...................     $11.41      $11.75      $12.81      $11.61        $11.61
          Total Return ......................       8.8%        3.0%        9.0%        0.3%         22.5%
--------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value ...................     $11.37      $11.55      $12.43      $10.49        $10.49
          Total Return ......................      (6.0)%       1.6%        7.6%       (2.7)%         0.0%
--------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value ...................     $11.15      $11.93      $13.92      $12.09        $12.09
          Total Return ......................      10.1%        7.0%       16.7%        1.5%         39.4%
--------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value ...................     $10.40       $9.84      $10.04      $10.13        $10.13
          Total Return ......................       9.7%       (5.4)%       2.0%        6.4%         12.7%
--------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value ...................      $9.51       $9.50       $9.57       $9.48         $9.48
          Total Return ......................      11.8%       (0.1)%       0.7%        2.5%         15.3%
--------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value ...................      $9.23       $9.36       $8.19       $8.51         $8.51
          Total Return ......................      (2.4)%       1.4%      (12.5)%       9.0%         (5.6)%
--------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value ...................        --          --          --        $9.58         $9.58
          Total Return ......................        --          --          --         2.1%(b)       2.1%(b)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL RETURNS MARCH 31, 2002 (A)
                    -----------------------------------------
                        Class A      Class B       Class C
                        Shares       Shares        Shares
                       ---------    ---------     ---------
 1 Year  ............   8.14%        7.31%         7.34%
         ............   2.16%(c)     2.81%(d)      6.44%(d)
 5 Year  ............  19.08%       18.70%        18.77%
         ............  17.74%(c)    18.62%(d)     18.77%(d)
 10 Year ............  16.52%       16.33%        16.36%
         ............  15.85%(c)    16.33%(d)     16.36%(d)
 Life of Fund (b) ...  14.80%       14.65%        14.68%
                       14.28%(c)    14.65%(d)     14.68%(d)
--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.


                                Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE         RATE PER SHARE     REINVESTMENT PRICE
-----------------         --------------     -------------------
December 31, 2001             $0.060               $16.43
December 27, 2001             $0.515               $16.51
December 27, 2000             $1.753               $15.77
December 27, 1999             $1.720               $18.98
December 28, 1998             $1.490               $15.54
December 29, 1997             $2.720               $14.01
December 27, 1996             $1.110               $11.57
December 27, 1995             $1.230               $11.56
December 30, 1994             $1.600               $10.49
December 31, 1993             $2.036               $12.09
December 31, 1992             $0.553               $10.13
December 31, 1991             $0.334               $ 9.48
December 31, 1990             $0.420               $ 8.51
March 19, 1990                $0.120               $ 9.21
December 29, 1989             $0.068               $ 9.58

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                -------------------------------------------------

                                                                                                        SINCE
                                         QUARTER    1 YEAR       3 YEAR       5 YEAR      10 YEAR     INCEPTION (B)
                                         -------    ------       ------       ------      -------     -------------
   Gabelli Value Fund Class A ..........   3.29%     8.14%        7.17%       19.08%      16.52%        14.80%
   Dow Jones Industrial Average ........   4.29%     7.23%        3.78%       11.47%      14.87%        14.17%
   S&P 500 Index .......................   0.28%     0.24%       (2.53)%      10.18%      13.25%        12.50%
   Nasdaq Composite Index ..............  (5.39)%    0.28%       (9.16)%       8.60%      11.82%        11.51%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year are not annualized.
(b)  From commencement of investment operations on September 29, 1989.

COMMENTARY

[GRAPHIC OF TRIANGLE OMITTED]
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

THE ECONOMY: READY TO RUMBLE?

      Impressive first and perhaps second quarter GDP growth appears to be "in the bag" -- largely the result of the lift in manufacturing schedules from the absence of "the inventory drag" in output. However, looking farther ahead, there are marked differences of opinion on how strong the nascent economic recovery will be. The optimists expect business investment, especially information technology capital spending, to rebound in the second half, providing "legs" to the consumer-led recovery. The pessimists contend that with the consumer having spent freely throughout the modest and short-lived recession, end demand will not be impressive enough to inspire corporations to invest more in their businesses. Consequently, they anticipate an anemic recovery at best, and if consumer spending flags, perhaps even a double-dip recession.

      The realists -- we generously put ourselves in this category -- fall in between. It is certainly true that strong economic recoveries are generally propelled by pent-up consumer demand (housing, autos, and so on). But, we don't expect the consumer to roll over and play dead. The Federal Reserve Board ("Fed") will probably hike rates later in the year -- "taking back" the post 9/11 cuts -- but interest rates should remain relatively low. Mortgage re-financing will abate as rates rise, but lower mortgage payments will continue to have a positive effect on household cash flow. In addition, the 2001 tax cuts that took place in 2002 continue to bolster workers' "take home" pay. Political dynamics, volatility in oil prices and in the U.S. dollar will act as a drag on consumer psychology. Our concerns center on the U.S. dollar, the Fed's stop-go/stop-go policy and the "what if?" if the housing sector gets crimped.

      We don't anticipate a surge in business investment this year and doubt that technology capital spending will increase significantly. However, because corporations reduced inventories so aggressively following the terrorist attacks, capital outlays on cost saving equipment should increase as production is ramped up to meet current retail activity. Should inventories be restocked, this would put added zest to the manufacturing schedule. For example, General Motors' "Keep America Rolling" campaign removed a million units from auto industry inventories. The company has to increase production, which is below demand, or inventories will be depleted even further. Our conclusion is that business investment will trend higher, particularly as the year unfolds, providing enough additional support to sustain an economic recovery muted by higher oil prices. Finally, we observe that exports to Europe and Japan will help in 2003, as will continued pick-up in defense-related spending.

EARNINGS, VALUATIONS AND INTEREST RATES CALL THE MARKET TUNE

      The outlook for the economy certainly has an impact on investor psychology. To wit, the late February/early March market surge was sparked by the release of encouraging economic data and Fed Chairman Alan Greenspan's uncharacteristically upbeat comments to Congress. However, earnings, valuations and interest rates, not GDP growth rates, call the stock market tune.

      The positive impact of cost cutting and improved productivity is never apparent when the economy is in recession, but is magnified in profits when the economy recovers. Corporations have been aggressively cutting costs and improving productivity, and we believe earnings leverage will result in stronger than expected profit growth in the year ahead. Also, corporations took maximum advantage of the recession and the turmoil caused by the 9/11 tragedy to write off everything including the kitchen sink. Going forward, we won't see the level of write-offs that have penalized earnings in recent years. Finally, FASB Statement 142, which does not require companies to amortize goodwill, should provide a meaningful boost to reported earnings. After the surge in profits this year, we see U.S. corporate earnings growing on a secular basis in the 6% to 8% range in the years ahead. S&P 500 earnings outside the U.S. should grow materially faster should the U.S. dollar weaken, as we expect. The fact that we are entering a period of easy year-to-year earnings comparisons should improve investors' moods.

      Fed Chairman Greenspan has followed a policy of stop-go/stop-go/stop-go type of monetary policy. In the past, this has been proven to be a difficult course to pursue. Our conclusion is that the stock market can make halting progress over the balance of 2002, but that stock selection will be the primary determinant of investment returns for the foreseeable future.

PENT-UP DEAL DEMAND

      While consumers have spent freely despite the recession and 9/11, corporate acquirers have been sitting on their wallets. Deal activity, already diminished by economic uncertainty and the declining value of equity as a deal currency, came to an abrupt halt in the wake of the 9/11 crisis. As the political, economic, and stock market dust settles, we expect pent-up deal demand to be unleashed in a variety of industries.

      The ability to grow via acquisition in a slower growth economy, the need to preserve profit margins through realizing economies of scale, a government now more concerned with economic growth than potentially anti-competitive business combinations, more stable stock prices, and a change in accounting rules diminishing the impact of goodwill on reported earnings are powerful forces contributing to the "urge to merge."

TAKING THE HANDCUFFS OFF MEDIA

      In recent shareholder letters we have discussed how regulatory changes in the media industry should promote increased deal activity. On February 19, 2002 the District of Columbia Court of Appeals struck down Federal Communication Commission ("FCC") restrictions on the ownership of cable and broadcast television properties in the same markets. This would allow cable giants like AOL Time Warner to bid for broadcast properties. The court ruling also paved the way for raising the current cap above the 35% national "footprint" for television broadcasters, in effect putting a bounty on the small group broadcasters in our portfolio. We expect rules currently preventing companies from owning television stations and newspapers in the same market to be modified or eliminated. This should also spur further consolidation in the media industry.

THINNING THE WIRELESS HERD

      Many years ago, we coined the phrase "Buffalo Investing," referring to our strategy of buying small cable television companies in front of what we believed would be massive consolidation in the industry. Our rationale was that as the herd was thinned out, the cost of hunting and therefore the value of the remaining buffalos would soar. When the industry was freed from the pricing regulation that had been strangling cash flow, the hunt was on and we were grandly rewarded.

      We believe that the currently depressed wireless communications industry is also ripe for consolidation. There are simply too many players battling for market share. We expect to see the herd thinned out considerably in the years ahead both by financial starvation of the weakest players and by bigger predators taking down smaller competitors. Once again, we were somewhat disappointed by the only deal we've seen this year -- Alltel's purchase of CenturyTel's cellular properties at about 8 to 9 times cash flow -- a substantial discount to the Street's prevailing valuation of 10 to 12 times cash flow appraisal of wireless franchise values.

INVESTMENT SCORECARD

      Small group broadcasters Young Broadcasting and Gray Communications rebounded nicely this quarter, as did newspaper publishers including Media General, Belo and Scripps. Investments in lodging/gaming companies such as Hilton Hotels and Aztar rewarded us as the travel and tourism industry recovered from the shock of 9/11.

      Telecommunications, wired and wireless, as well as cable holdings continued to be the portfolio's albatross, with a substantial percentage of our biggest laggards coming from this sector, which has witnessed "dumping" of their shares by growth and momentum-oriented portfolio managers. Longer-term, as growth in demand overtakes excess capacity, we believe our patience in the telecom arena will be satisfactorily rewarded. In the interim, we believe consolidation in the industry will help surface values.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AT&T CORP. (T - $15.70 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local, cable television and Internet services. The company is in the process of splitting itself into four separate entities. As part of the restructuring, AT&T has converted AT&T Wireless from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CMCSK - $31.80 - Nasdaq) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal is expected to close by the end of 2002. As the result of the Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses:

business services catering to large corporations and consumer operations providing long distance services to about 50 million households. As part of restructuring, AT&T Consumer business is expected to be distributed to AT&T shareholders as a tracking stock before year-end, subject to market conditions.

AUTONATION INC. (AN - $13.98 - NYSE) is the largest automotive retailer in the United States, with over $20 billion in annual sales generated from 280 locations covering nearly 400 franchises. In addition to retailing new and used vehicles, the company sells vehicle finance and insurance products from third parties such as GMAC, and provides parts and repair services covered by factory warranties. The company aims to use its enormous size to spread overhead and interest costs over many locations to generate margins in excess of industry averages.

CABLEVISION SYSTEMS CORP. (CVC - $34.00 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market - New York. Cablevision also owns and operates New York City's famed Madison Square Garden (MSG), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001, shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $24.68 -
NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

HILTON HOTELS CORP. (HLT - $14.30 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 327,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $3.55 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $10.55 - NYSE), on December 31, 1998.

LIBERTY CORP. (LC - $39.82 - NYSE) is a television broadcasting company headquartered in Greenville, S.C. Liberty's Cosmos Broadcasting owns and operates fifteen network affiliated television stations mainly in the Southeast and Midwest. Eight stations are affiliated with NBC, five with ABC and two with CBS. These stations serve more than 2.5 million households and include three stations that were purchased in December 2000 from Civic Communications for $204 million. In November 2000, Liberty completed the sale of its insurance operations to Royal Bank of Canada for $648 million. The company is now debt-free and focused on its broadcasting operations.

LIBERTY MEDIA CORP. (L - $12.64 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally branded entertainment networks such as the Discovery Channel, USA Networks, QVC, Encore and STARZ!. Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services.

MEDIA GENERAL INC. (MEG - $63.50 - NYSE) is a Richmond, Virginia-based communications company that is primarily focused on the Southeast. Its newspaper publishing operations include the Richmond Times-Dispatch, the Winston-Salem Journal, The Tampa Tribune, and 22 other daily newspapers. This includes 5 daily newspapers, clustered in Alabama and South Carolina, which the company bought from Thomson Corp. for $238 million in August 2000. The company also owns a 20 percent interest in the Denver Post. Media General also operates 26 television stations primarily located in Southeastern markets, including 13 purchased from Spartan Communications on March 27, 2000 for $605 million.

NAVISTAR INTERNATIONAL CORP. (NAV - $44.30 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International[R] brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International[R] brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

TELEPHONE & DATA SYSTEMS INC. (TDS - $88.25 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81%-owned United States Cellular (USM - $41.00 - AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications (TDS Telecom) subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which was acquired by Deutsche Telekom (DT - $14.98 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at almost $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $48.60 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                           JULY
                          ---                                  ----                           ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb               Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                   Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                   Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                 Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the first quarter of 2002, equity investors responded favorably to encouraging economic news. Indeed, the economy appears back on solid footing and we should see earnings rebound nicely. Our concern is that much of this good news is already reflected in stock prices and that as the Fed raises interest rates later in the year, equity valuations may come under pressure. So, while the worst may be over, we don't see smooth sailing for equities going forward. Stock picking will remain the key to returns and we believe our focus on companies selling at deep discounts to intrinsic value will be rewarded as merger and acquisition activity heats up in the year ahead.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ Mario J. Gabelli
                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

April 30, 2002


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                           VALUE
-----------                                                     ------------
             COMMON STOCKS -- 88.6%
             AEROSPACE -- 0.6%
    140,000  Lockheed Martin Corp. ..................           $  8,061,200
                                                                ------------
             AGRICULTURE -- 1.0%
  1,000,000  Archer-Daniels-Midland Co. .............             13,930,000
                                                                ------------
             AUTOMOTIVE -- 0.3%
     60,000  General Motors Corp. ...................              3,627,000
                                                                ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.2%
    220,000  Dana Corp. .............................              4,723,400
    740,000  GenCorp Inc. ...........................             11,632,800
    191,000  Genuine Parts Co. ......................              7,023,070
    232,500  Modine Manufacturing Co. ...............              6,275,175
     20,000  Pennzoil-Quaker State Co. ..............                429,400
                                                                ------------
                                                                  30,083,845
                                                                ------------
             AVIATION: PARTS AND SERVICES -- 0.2%
     65,000  Barnes Group Inc. ......................              1,592,500
      6,000  Curtiss-Wright Corp., Cl. B ............                391,500
    250,000  Fairchild Corp., Cl. A+ ................                630,000
                                                                ------------
                                                                   2,614,000
                                                                ------------
             BROADCASTING -- 2.8%
    150,000  Ackerley Group Inc.+ ...................              2,679,000
    175,000  Gray Communications Systems Inc., Cl. B               2,535,750
    706,000  Liberty Corp. ..........................             28,112,920
    340,000  Paxson Communications Corp.+ ...........              3,726,400
     19,000  Young Broadcasting Inc., Cl. A+ ........                474,810
                                                                ------------
                                                                  37,528,880
                                                                ------------
             BUSINESS SERVICES -- 1.4%
    940,000  Cendant Corp.+ .........................             18,048,000
     12,000  Nashua Corp.+ ..........................                 70,800
     12,000  National Processing Inc.+ ..............                342,960
                                                                ------------
                                                                  18,461,760
                                                                ------------
             CABLE -- 4.3%
  1,150,000  Cablevision Systems Corp., Cl. A+ ......             39,100,000
    760,000  Rainbow Media Group+ ...................             18,756,800
                                                                ------------
                                                                  57,856,800
                                                                ------------
             COMMUNICATIONS EQUIPMENT -- 1.4%
    570,000  Corning Inc. ...........................              4,343,400
    550,000  Lucent Technologies Inc. ...............              2,601,500
    600,000  Motorola Inc. ..........................              8,520,000
    600,000  Nortel Networks Corp. ..................              2,694,000
     45,000  Scientific-Atlanta Inc. ................              1,039,500
                                                                ------------
                                                                  19,198,400
                                                                ------------

                                                                  MARKET
  SHARES                                                           VALUE
-----------                                                     ------------
             COMPUTER HARDWARE -- 0.1%
     50,000  Hewlett-Packard Co. ....................           $    897,000
                                                                ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
    180,000  EMC Corp.+ .............................              2,145,600
                                                                ------------
             CONSUMER PRODUCTS -- 2.1%
    340,101  Energizer Holdings Inc.+ ...............              8,077,399
    135,000  Gallaher Group plc, ADR ................              4,164,750
    200,000  Gillette Co. ...........................              6,802,000
        500  Givaudan SA ............................                160,541
    200,000  Hartmarx Corp.+ ........................                420,000
     35,000  National Presto Industries Inc. ........              1,006,600
     43,000  Syratech Corp.+(b) .....................                 21,715
    397,000  Wolverine World Wide Inc. ..............              7,126,150
                                                                ------------
                                                                  27,779,155
                                                                ------------
             CONSUMER SERVICES -- 0.8%
    490,000  Rollins Inc. ...........................             10,339,000
                                                                ------------
             DIVERSIFIED INDUSTRIAL -- 4.2%
     25,000  Acuity Brands Inc. .....................                413,250
     50,000  Ampco-Pittsburgh Corp. .................                582,500
    190,000  Cooper Industries Inc. .................              7,970,500
    260,000  Crane Co. ..............................              7,108,400
    160,000  GenTek Inc.+ ...........................                 48,000
     50,000  Harbor Global Co. Ltd. .................                360,000
    530,000  Honeywell International Inc. ...........             20,283,100
     35,000  ITT Industries Inc. ....................              2,206,400
    244,000  Katy Industries Inc.+ ..................              1,512,800
     80,000  Lamson & Sessions Co.+ .................                460,000
    300,000  TRW Inc. ...............................             15,441,000
    190,000  WHX Corp.+ .............................                169,100
                                                                ------------
                                                                  56,555,050
                                                                ------------
             ELECTRONICS -- 1.1%
     85,000  Thermo Electron Corp.+ .................              1,762,050
    600,000  Thomas & Betts Corp. ...................             12,696,000
     30,000  Tyco International Ltd. ................                969,600
                                                                ------------
                                                                  15,427,650
                                                                ------------
             ENERGY AND UTILITIES -- 3.8%
    303,000  Conectiv ...............................              7,541,670
    120,000  Conoco Inc. ............................              3,501,600
  1,000,000  Halliburton Co. ........................             17,070,000
     70,000  Kerr-McGee Corp. .......................              4,399,500
    560,000  Mirant Corp.+ ..........................              8,092,000
    110,000  NiSource Inc.+ .........................                255,200
    350,000  Northeast Utilities ....................              6,954,500
     95,200  Progress Energy Inc.+ ..................                 26,180
    159,000  Southwest Gas Corp. ....................              3,975,000
                                                                ------------
                                                                  51,815,650
                                                                ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                  MARKET
  SHARES                                                           VALUE
-----------                                                     ------------
             ENTERTAINMENT -- 14.0%
    214,000  GC Companies Inc.+ .....................           $     34,240
    150,000  Grupo Televisa SA, ADR+ ................              7,276,500
  3,750,000  Liberty Media Corp., Cl. A+ ............             47,400,000
    170,000  Metro-Goldwyn-Mayer Inc.+ ..............              2,825,400
    790,000  USA Networks Inc.+ .....................             25,098,300
  1,935,000  Viacom Inc., Cl. A+ ....................             94,041,000
    310,000  Vivendi Universal SA, ADR ..............             11,935,000
     60,000  World Wrestling Federation
             Entertainment Inc.+ ....................                876,000
                                                                ------------
                                                                 189,486,440
                                                                ------------
             ENVIRONMENTAL SERVICES -- 1.3%
    200,000  Republic Services Inc.+ ................              3,736,000
    500,000  Waste Management Inc. ..................             13,625,000
                                                                ------------
                                                                  17,361,000
                                                                ------------
             EQUIPMENT AND SUPPLIES -- 5.3%
    200,000  CIRCOR International Inc. ..............              4,150,000
     53,000  Deere & Co. ............................              2,414,150
    310,000  Flowserve Corp.+ .......................              9,923,100
    130,000  Gerber Scientific Inc. .................                955,500
    735,000  Navistar International Corp.+ ..........             32,560,500
     75,500  Sequa Corp., Cl. A+ ....................              3,941,100
     30,000  Sequa Corp., Cl. B+ ....................              1,770,000
     18,600  SL Industries Inc. .....................                148,800
    150,000  Sybron Dental Specialties Inc.+ ........              3,015,000
    390,000  UCAR International Inc.+ ...............              5,538,000
    420,000  Watts Industries Inc., Cl. A ...........              7,056,000
                                                                ------------
                                                                  71,472,150
                                                                ------------
             FINANCIAL SERVICES -- 1.8%
    440,000  American Express Co. ...................             18,022,400
     35,000  Deutsche Bank AG, ADR+ .................              2,254,000
    180,000  Phoenix Companies Inc.+ ................              3,456,000
                                                                ------------
                                                                  23,732,400
                                                                ------------
             FOOD AND BEVERAGE -- 5.1%
    275,000  Corn Products International Inc. .......              8,855,000
    220,000  Diageo plc, ADR ........................             11,543,400
    450,000  Flowers Foods Inc.+ ....................             11,461,500
    160,000  Heinz (H.J.) Co. .......................              6,640,000
    130,000  Kerry Group plc, Cl. A .................              1,749,401
  1,450,000  PepsiAmericas Inc. .....................             20,909,000
    140,000  PepsiCo Inc. ...........................              7,210,000
                                                                ------------
                                                                  68,368,301
                                                                ------------
             HEALTH CARE -- 0.1%
     40,000  Apogent Technologies Inc.+ .............                987,200
     60,000  Sola International Inc. ................                883,200
      5,000  Viasys Healthcare Inc. .................                112,450
                                                                ------------
                                                                   1,982,850
                                                                ------------

                                                                  MARKET
  SHARES                                                           VALUE
-----------                                                     ------------
             HOTELS AND GAMING -- 3.3%
    510,000  Aztar Corp.+ ...........................           $ 11,169,000
     10,000  Dover Downs Gaming &
             Entertainment Inc.+ ....................                162,400
    300,000  Gaylord Entertainment Co.+ .............              7,980,000
  3,400,000  Hilton Group plc .......................             12,067,807
    940,000  Hilton Hotels Corp. ....................             13,442,000
                                                                ------------
                                                                  44,821,207
                                                                ------------
             METALS AND MINING -- 1.5%
    341,500  Barrick Gold Corp. .....................              6,338,240
    410,000  Echo Bay Mines Ltd.+ ...................                377,200
    395,000  Newmont Mining Corp. Holding Co. .......             10,937,550
    215,000  Placer Dome Inc. .......................              2,633,750
    365,000  Royal Oak Mines Inc.+ ..................                    529
    350,000  TVX Gold Inc.+ .........................                266,000
                                                                ------------
                                                                  20,553,269
                                                                ------------
             PAPER AND FOREST PRODUCTS -- 0.8%
     75,000  MeadWestvaco Corp. .....................              2,486,250
    390,000  Pactiv Corp.+ ..........................              7,807,800
                                                                ------------
                                                                  10,294,050
                                                                ------------
             PUBLISHING -- 10.6%
    237,000  Belo Corp., Cl. A ......................              5,510,250
  1,570,000  Media General Inc., Cl. A ..............             99,695,000
     90,000  Meredith Corp. .........................              3,825,900
    240,000  Penton Media Inc. ......................              1,812,000
    200,000  PRIMEDIA Inc.+ .........................                634,000
    300,000  Reader's Digest Association Inc., Cl. B               7,140,000
    160,000  Scripps (E.W.) Co., Cl. A ..............             13,139,200
    250,000  Tribune Co. ............................             11,365,000
                                                                ------------
                                                                 143,121,350
                                                                ------------
             REAL ESTATE -- 1.1%
    630,000  Catellus Development Corp.+ ............             12,392,100
    130,000  Griffin Land & Nurseries Inc.+ .........              1,937,000
                                                                ------------
                                                                  14,329,100
                                                                ------------
             RETAIL -- 1.9%
     80,000  Albertson's Inc. .......................              2,651,200
    850,000  AutoNation Inc.+ .......................             11,832,000
     10,000  Blockbuster Inc., Cl. A ................                234,700
     50,000  Burlington Coat Factory Warehouse Corp.                 962,500
    120,000  Ingles Markets Inc., Cl. A .............              1,404,000
    130,000  Lillian Vernon Corp. ...................                832,000
    250,000  Neiman Marcus Group Inc., Cl. B+ .......              8,187,500
                                                                ------------
                                                                  26,103,900
                                                                ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                   MARKET
   SHARES                                                           VALUE
------------                                                    -------------
              SATELLITE -- 0.5%
     350,000  General Motors Corp., Cl. H+ ...........         $    5,757,500
     350,000  Loral Space & Communications Ltd.+ .....                752,500
                                                               --------------
                                                                    6,510,000
                                                               --------------
              SPECIALTY CHEMICALS -- 1.6%
     300,000  Ferro Corp. ............................              8,640,000
     990,000  Hercules Inc.+ .........................             13,176,900
                                                               --------------
                                                                   21,816,900
                                                               --------------
              TELECOMMUNICATIONS -- 6.0%
   2,225,000  AT&T Corp. .............................             34,932,500
     715,000  Broadwing Inc.+ ........................              4,997,850
     100,000  CenturyTel Inc. ........................              3,400,000
     250,000  Citizens Communications Co.+ ...........              2,687,500
     190,562  Commonwealth Telephone
              Enterprises Inc.+ ......................              7,288,997
      25,000  France Telecom SA, ADR .................                760,250
     200,000  Rogers Communications Inc., Cl. B, ADR+               2,740,000
   1,550,000  Sprint Corp. - FON Group ...............             23,699,500
     130,000  WorldCom Inc. - MCI Group ..............                768,300
                                                               --------------
                                                                   81,274,897
                                                               --------------
              WIRELESS COMMUNICATIONS -- 7.2%
   1,800,001  AT&T Wireless Services Inc.+ ...........             16,110,009
     850,000  Nextel Communications Inc., Cl. A+ .....              4,573,000
     410,000  Rogers Wireless Communications
              Inc., Cl. B+ ...........................              4,674,000
     480,000  Sprint Corp. - PCS Group+ ..............              4,939,200
   1,400,000  Telecom Italia Mobile SpA ..............              6,790,721
     685,000  Telephone & Data Systems Inc. ..........             60,451,250
                                                               --------------
                                                                   97,538,180
                                                               --------------
              TOTAL COMMON STOCKS ....................          1,195,086,984
                                                               --------------
               PREFERRED STOCKS -- 0.9%
              PUBLISHING -- 0.9%
     460,000  News Corp. Ltd., Pfd., ADR .............             11,040,000
                                                               --------------

  PRINCIPAL                                                        MARKET
   AMOUNT                                                           VALUE
------------                                                   --------------
              REPURCHASE AGREEMENT -- 3.5%
$ 47,782,000  State Street Bank & Trust Co., 1.770%,
                dated 03/28/02, due 04/01/02,
                proceeds at maturity, $2,500,486 (a)           $   47,782,000
                                                               --------------
               U.S. GOVERNMENT OBLIGATIONS -- 7.4%
 100,000,000   U.S. Treasury Bills, 1.700% to 1.770%++,
                04/25/02 to 07/11/02 .................             99,657,400
                                                               --------------
              TOTAL INVESTMENTS -- 100.4%
                (Cost $1,061,127,167) ................          1,353,566,384
                                                               --------------
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.4)% ..........             (4,892,550)
                                                               --------------
              NET ASSETS -- 100.0% ...................         $1,348,673,834
                                                               ==============
----------------
(a)  Collateralized  by U.S.  Treasury Note,  5.25%, due 08/15/03,  market value
     $22,013,522;   U.S  Treasury  Note,  4.25%,  due  01/31/03,   market  value
     $26,725,921.
(b)  Securities  fair  valued  under  procedures  established  by the  Board  of
     Directors.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR  American Depositary Receipt.

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2002
                                 ---------------
          AT&T Corp.                              Liberty Media Corp.
          AutoNation Inc.                         Media General Inc.
          Cablevision Systems Corp.               Navistar International Corp.
          Hilton Hotels Corp.                     Telephone & Data Systems Inc.
          Liberty Corp.                           Viacom Inc.
--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
                 Mario J. Gabelli, CFA           Karl Otto Pohl
                 CHAIRMAN AND CHIEF              FORMER PRESIDENT
                 INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
                 GABELLI ASSET MANAGEMENT INC.

                 Anthony J. Colavita             Anthony R. Pustorino
                 ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
                 ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                                 PACE UNIVERSITY

                 Robert J. Morrissey             Werner J. Roeder, MD
                 ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
                 MORRISSEY, HAWKINS & LYNCH      LAWRENCE HOSPITAL

                                    OFFICERS
                 Mario J. Gabelli, CFA           Bruce N. Alpert
                 PRESIDENT AND CHIEF             CHIEF OPERATING OFFICER
                 INVESTMENT OFFICER              VICE PRESIDENT AND
                                                 TREASURER
                 James E. McKee
                 SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB409Q102SR




                                                                 [PHOTO OMITTED]
                                                                MARIO J. GABELLI


THE
GABELLI
VALUE
FUND
INC.


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002